INSURANCE	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
INSURANCE

32.	INSURANCE

In order to adequately mitigate risks and in view of the nature of its operations, the Company contracts several types of insurance policy. The policies are contracted in line with the Risk Management policy and are similar to insurance contracted by other companies in the same industry as CSN and its subsidiaries. The coverages of these policies include National Transport, International Transport, Life and Personal Accident Insurance, Health, Vehicle Fleet, D&O (Directors and Officers Liability Insurance), General Liability, Engineering Risks, Export Credit, Guarantee Insurance, and Port Operator Liability.

The Company's insurance is contracted together with the insurance of its subsidiaries, however, there is no joint and several liability between the Company and companies of its economic group with CSN Mineração.

In 2024, after negotiation with insurers and reinsurers in Brazil and abroad, it was renewed from October 1, 2024 to September 30, 2025. Under the terms of said policy, the Maximum Indemnity Limit is US$ 450 million for locations with the Company's activities, combined for Property Damage and Business Interruption. Under the policy, the Company assumes a deductible of US$ 235 million for material damages and 45 days for loss of profits. The maximum indemnity limit of the policy is shared with other insured establishments.

The risk assumptions adopted, given their nature, are not part of the scope of the audit of the financial statements, consequently they have not been examined by our independent auditors.